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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Report):  November 10, 2000
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                               The Rowe Companies
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             (exact name of registrant as specified in its charter)

    Nevada                      1-10226                       54-0458563
State or other               (Commission                     (IRS Employer
jurisdiction of              File Number)                    Identification
                                                                Number)

          1650 Tysons Blvd, Suite 710, McLean, Virginia   22102
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             (Address of principal executive offices     Zip Code)


Registrant's telephone number, including area code: 703-847-8670
                                                    ------------

                                      None
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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On November 10, 2000, The Rowe Companies issued the press release attached as
Exhibit 99 announcing that its wholly-owned subsidiary, The Wexford Collection, Inc. a specialty manufacturer of high quality, solid wood furniture, will be discontinuing its manufacturing operations by January 10, 2001.

Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits

     Exhibit 99.  Press release dated November 10, 2000
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               THE ROWE COMPANIES
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                               Registrant


Date:  11-14-2000              /s/ Deborah C. Jacks
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                               Deborah C. Jacks
                               Secretary